Exhibit 99.1

Exhibit Index

Exhibit
No.

99.1
Unaudited pro forma consolidated balance sheets of Brandywine Realty Trust and Brandywine Operating Partnership, L.P. as of June 30, 2015 and unaudited pro forma consolidated statements of operations of Brandywine Realty Trust and Brandywine Operating Partnership, L.P. for the six months ended June 30, 2015 and for the year ended December 31, 2014, including the notes thereto.

Exhibit 99.1

BRANDYWINE REALTY TRUST AND BRANDYWINE OPERATING PARTNERSHIP, L.P.
UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
On September 29, 2015, Brandywine Operating Partnership, L.P., the limited partnership through which Brandywine Realty Trust, as sole general partner, owns its assets and conducts its operations, sold a property containing an aggregate of 105,312 square feet (the "Property") located in Mt. Laurel, New Jersey for a gross sales price of $16.5 million. We are not affiliated with the buyer, and the terms of the transaction were determined through arm's-length negotiations. The Property was 100% occupied at closing and was built in 1987.
The following unaudited pro forma consolidated financial statements of each of the Parent Company and the Operating Partnership have been prepared to reflect the effect of the sale as described in Item 2.01 of the Current Report on Form 8-K with which this Exhibit 99.1 is filed. The following unaudited pro forma consolidated financial statements of the Company are presented to comply with Article 11 of Regulation S-X and follow guidelines of the Securities and Exchange Commission (“SEC”). The unaudited pro forma consolidated statements of operations for the six months ended June 30, 2015 and the for the year ended December 31, 2014 are based on the historical consolidated statements of operations of each of the Parent Company and the Operating Partnership, and give effect to the sale as if it had occurred on January 1, 2014. The unaudited pro forma consolidated balance sheet as of June 30, 2015 is based on the balance sheet on that date of each of the Parent Company and Operating Partnership, and gives effect to the sale as if it occurred on June 30, 2015.
The unaudited pro forma consolidated financial statements presented below are based on assumptions and adjustments set forth in the notes thereto. The unaudited pro forma adjustments made in the compilation of the unaudited pro forma consolidated financial statements were directly attributable to the sale, are factually supportable, are based upon available information and assumptions that the Company considers reasonable, and have been made solely for purposes of developing such unaudited pro forma financial information for illustrative purposes in compliance with the disclosure requirements of the SEC. The unaudited pro forma consolidated financial information is presented for informational purposes only and should not be considered indicative of actual results that would have been achieved had the sale actually been consummated on the dates indicated and does not purport to be indicative of the financial condition as of any future date or results of operation for any future period.
The unaudited pro forma consolidated financial information, and the accompanying notes, should be read in conjunction with the Company's audited consolidated financial statements and notes thereto included in the Company's Annual Report on Form 10-K for the year ended December 31, 2014 filed with the SEC on February 19, 2015 and the Quarterly Report on Form 10-Q for the period ended June 30, 2015 filed on July 27, 2015.

Exhibit 99.1

Brandywine Realty Trust
Unaudited Pro Forma Consolidated Balance Sheet
As of June 30, 2015
(in thousands, except per share data)

	As Reported	Properties Sold		Reported as
	(A)	(B)		Pro Forma
ASSETS
Real estate investments:
Rental properties	$4,700,839	$(15,502)		$4,685,337
Accumulated depreciation	(1,088,681)	5,885		(1,082,796)
Operating real estate investments, net	3,612,158	(9,617)		3,602,541
Construction-in-progress	263,772	(17)		263,755
Land inventory	119,995	—		119,995
Total real estate investments, net	3,995,925	(9,634)		3,986,291
Cash and cash equivalents	123,982	15,780	(B1)	139,762
Accounts receivable, net	22,294	—		22,294
Accrued rent receivable, net	138,905	(778)		138,127
Investment in real estate ventures, at equity	201,034	—		201,034
Deferred costs, net	126,567	(539)		126,028
Intangible assets, net	137,290	—		137,290
Other assets	68,313	—		68,313
Total assets	$4,814,310	$4,829		$4,819,139

LIABILITIES AND BENEFICIARIES’ EQUITY
Mortgage notes payable	$646,512	$—		$646,512
Unsecured term loans	200,000	—		200,000
Unsecured senior notes, net of discounts	1,597,267	—		1,597,267
Accounts payable and accrued expenses	98,897	—		98,897
Distributions payable	29,021	—		29,021
Deferred income, gains and rent	54,595	—		54,595
Acquired lease intangibles, net	31,565	—		31,565
Other liabilities	40,647	—		40,647
Total liabilities	2,698,504	—		2,698,504
Commitments and contingencies

Brandywine Realty Trust’s equity:
Preferred Shares (shares authorized-20,000,000):
6.90% Series E Preferred Shares	40	—		40
Common Shares of Brandywine Realty Trust’s beneficial interest	1,799	—		1,799
Additional paid-in capital	3,317,751	—		3,317,751
Deferred compensation payable in common shares	11,996	—		11,996
Common shares in grantor trust,	(11,996)	—		(11,996)
Cumulative earnings	541,079	4,787	(B2)	541,079
Accumulated other comprehensive loss	(5,651)	—		(5,651)
Cumulative distributions	(1,758,294)	—		(1,758,294)
Total Brandywine Realty Trust’s equity	2,096,724	4,787		2,096,724
Non-controlling interests	19,082	42		19,082
Total beneficiaries' equity	2,115,806	4,829		2,115,806
Total liabilities and equity	$4,814,310	$4,829		$4,814,310

The accompanying notes are an integral part of the unaudited pro forma consolidated financial statements.

Exhibit 99.1

Brandywine Realty Trust
Unaudited Pro Forma Consolidated Income Statement
For the six months ended June 30, 2015
(in thousands, except per share data)

	As Reported (C)	Properties Sold (D)	Other Dispositions (E)	Pro Forma
Revenue:
Rents	$239,537	$(716)	$(4,240)	$234,581
Tenant reimbursements	42,453	(453)	(856)	41,144
Termination fees	1,464	—	—	1,464
Third party management fees, labor reimbursement and leasing	8,531	—	—	8,531
Other	4,069	—	(106)	3,963
Total revenue	296,054	(1,169)	(5,202)	289,683
Operating Expenses:
Property operating expenses	89,281	(380)	(2,014)	86,887
Real estate taxes	24,513	(96)	(501)	23,916
Third party management expenses	3,253	—	—	3,253
Depreciation and amortization	102,041	(356)	(1,703)	99,982
General and administrative expenses	15,427	—	—	15,427
Total operating expenses	234,515	(832)	(4,218)	229,465
Operating income	61,539	(337)	(984)	60,218
Other Income (Expense):
Interest income	1,063	—	—	1,063
Interest expense	(56,071)	—	—	(56,071)
Interest expense — amortization of deferred financing costs	(2,367)	—	—	(2,367)
Interest expense — financing obligation	(610)	—	—	(610)
Equity in loss of real estate ventures	(742)	—	—	(742)
Net gain on disposition of real estate	10,590	—	—	10,590
Net gain from remeasurement of investments in real estate ventures	758	—	—	758
Provision for impairment on assets held for sale/sold	(2,508)	—	—	(2,508)
Net income from continuing operations	11,652	(337)	(984)	10,331
Net loss attributable to non-controlling interest - partners' share of consolidated real estate ventures	5	—	—	5
Net (income) loss from continuing operations attributable to non-controlling interests - LP units	(65)	3	9	(53)
Net income attributable to non-controlling interests	(60)	3	9	(48)
Net income attributable to Brandywine Realty Trust	11,592	(334)	(975)	10,283
Distribution to Preferred Shares	(3,450)	—	—	(3,450)
Nonforfeitable dividends allocated to unvested restricted shareholders	(177)	—	—	(177)
Net income attributable to Common Shareholders of Brandywine Realty Trust	$7,965	$(334)	$(975)	$6,656

Basic earnings per Common Share:
Continuing operations	$0.04			$0.04

Diluted earnings per Common Share:
Continuing operations	$0.04			$0.04

Basic weighted average shares outstanding	179,712,428			179,712,428
Diluted weighted average shares outstanding	180,599,265			180,599,265

The accompanying notes are an integral part of the unaudited pro forma consolidated financial statements.

Exhibit 99.1

Brandywine Realty Trust
Unaudited Pro Forma Consolidated Income Statement
For the twelve months ended December 31, 2014
(in thousands, except per share data)

	As Reported (C)	Properties Sold (D)	Other Dispositions (E)	Pro Forma
Revenue:
Rents	$483,682	$(1,452)	$(12,378)	$469,852
Tenant reimbursements	84,879	(930)	(2,441)	81,508
Termination fees	8,000	—	(30)	7,970
Third party management fees, labor reimbursement and leasing	17,200	—	—	17,200
Other	3,221	(1)	(60)	3,160
Total revenue	596,982	(2,383)	(14,909)	579,690
Operating Expenses:
Property operating expenses	177,330	(695)	(5,040)	171,595
Real estate taxes	51,844	(240)	(1,217)	50,387
Third party management expenses	6,791	—	—	6,791
Depreciation and amortization	208,569	(695)	(4,933)	202,941
General and administrative expenses	26,779	—	—	26,779
Total operating expenses	471,313	(1,630)	(11,190)	458,493
Operating income	125,669	(753)	(3,719)	121,197
Other Income (Expense):
Interest income	3,974	—	—	3,974
Historic tax credit transaction income	11,853	—	—	11,853
Interest expense	(124,329)	—	—	(124,329)
Interest expense — amortization of deferred financing costs	(5,148)	—	—	(5,148)
Interest expense — financing obligation	(1,144)	—	—	(1,144)
Recognized hedge activity	(828)	—	—	(828)
Equity in loss of real estate ventures	(790)	—	—	(790)
Net gain on disposition of real estate	4,901	—	—	4,901
Net gain (loss) on sale of undepreciated real estate	1,184	—	—	1,184
Net gain (loss) from remeasurement of investment in real estate ventures	458	—	—	458
Net gain (loss) on real estate venture transactions	(417)	—	—	(417)
Loss on early extinguishment of debt	(7,594)	—	—	(7,594)
Provision for impairment	(1,765)	—	—	(1,765)
Income (loss) from continuing operations before non-controlling interests	6,024	(753)	(3,719)	1,552
Net loss attributable to non-controlling interests — partners’ share of consolidated real estate ventures	44	—	—	44
Net (income) loss from continuing operations attributable to non-controlling interests — LP units	(1)	8	39	46
Net income attributable to non-controlling interests	43	8	39	90
Net income attributable to Brandywine Realty Trust	6,067	(745)	(3,680)	1,642
Distribution to preferred shares	(6,900)	—	—	(6,900)
Nonforfeitable dividends allocated to unvested restricted shareholders	(349)	—	—	(349)
Net loss attributable to Common Shareholders of Brandywine Realty Trust	$(1,182)	$(745)	$(3,680)	$(5,607)

Per share data:
Basic loss per Common Share:
Continuing operations	$(0.01)			$(0.03)

Diluted loss per Common Share:
Continuing operations	$(0.01)			$(0.03)

Basic weighted average shares outstanding	166,202,649			166,202,649
Diluted weighted average shares outstanding	166,202,649			166,202,649

The accompanying notes are an integral part of the unaudited pro forma consolidated financial statements.

Exhibit 99.1

Brandywine Operating Partnership, L.P.
Unaudited Pro Forma Consolidated Balance Sheet
As of June 30, 2015
(in thousands, except per share data)

	As Reported	Properties Sold		Reported as
	(A)	(B)		Pro Forma
ASSETS
Real estate investments:
Rental properties	$4,700,839	$(15,502)		$4,685,337
Accumulated depreciation	(1,088,681)	5,885		(1,082,796)
Operating real estate investments, net	3,612,158	(9,617)		3,602,541
Construction-in-progress	263,772	(17)		263,755
Land inventory	119,995	—		119,995
Total real estate investments, net	3,995,925	(9,634)		3,986,291
Cash and cash equivalents	123,982	15,780	(B1)	139,762
Accounts receivable, net	22,294	—		22,294
Accrued rent receivable, net	138,905	(778)		138,127
Investment in real estate ventures, at equity	201,034	—		201,034
Deferred costs, net	126,567	(539)		126,028
Intangible assets, net	137,290	—		137,290
Other assets	68,313	—		68,313
Total assets	$4,814,310	$4,829		$4,819,139

LIABILITIES AND BENEFICIARIES’ EQUITY
Mortgage notes payable	$646,512	$—		$646,512
Unsecured term loans	200,000	—		200,000
Unsecured senior notes, net of discounts	1,597,267	—		1,597,267
Accounts payable and accrued expenses	98,897	—		98,897
Distributions payable	29,021	—		29,021
Deferred income, gains and rent	54,595	—		54,595
Acquired lease intangibles, net	31,565	—		31,565
Other liabilities	40,647	—		40,647
Total liabilities	2,698,504	—		2,698,504
Commitments and contingencies

Redeemable limited partnership units at redemption value; 1,535,102 issued and outstanding in 2015 and 2014	22,727	—		22,727
Brandywine Operating Partnership, L.P.’s equity:
6.90% Series E-Linked Preferred Mirror Units; issued and outstanding- 4,000,000 in 2015 and 2014	96,850	—		96,850
General Partnership Capital, 179,898,121 and 179,293,160 units issued and outstanding in 2015 and 2014, respectively	2,000,257	4,829	(B2)	2,005,086
Accumulated other comprehensive loss	(6,058)	—		(6,058)
Total Brandywine Operating Partnership, L.P.’s equity	2,091,049	4,829		2,095,878
Non-controlling interest - consolidated real estate ventures	2,030	—		2,030
Total partners’ equity	2,093,079	4,829		2,097,908

Total liabilities and equity	$4,814,310	$4,829		$4,819,139

The accompanying notes are an integral part of the unaudited pro forma consolidated financial statements.

Exhibit 99.1

Brandywine Operating Partnership, L.P.
Unaudited Pro Forma Consolidated Income Statement
For the six months ended June 30, 2015
(in thousands, except per share data)

	As Reported (C)	Properties Sold (D)	Other Dispositions (E)	Pro Forma
Revenue:
Rents	$239,537	$(716)	$(4,240)	$234,581
Tenant reimbursements	42,453	(453)	(856)	41,144
Termination fees	1,464	—	—	1,464
Third party management fees, labor reimbursement and leasing	8,531	—	—	8,531
Other	4,069	—	(106)	3,963
Total revenue	296,054	(1,169)	(5,202)	289,683
Operating Expenses:
Property operating expenses	89,281	(380)	(2,014)	86,887
Real estate taxes	24,513	(96)	(501)	23,916
Third party management expenses	3,253	—	—	3,253
Depreciation and amortization	102,041	(356)	(1,703)	99,982
General and administrative expenses	15,427	—	—	15,427
Total operating expenses	234,515	(832)	(4,218)	229,465
Operating income	61,539	(337)	(984)	60,218
Other Income (Expense):
Interest income	1,063	—	—	1,063
Interest expense	(56,071)	—	—	(56,071)
Interest expense — amortization of deferred financing costs	(2,367)	—	—	(2,367)
Interest expense — financing obligation	(610)	—	—	(610)
Equity in loss of real estate ventures	(742)	—	—	(742)
Net gain on disposition of real estate	10,590	—	—	10,590
Net gain from remeasurement of investments in real estate ventures	758	—	—	758
Provision for impairment on assets held for sale/sold	(2,508)	—	—	(2,508)
Income from continuing operations	11,652	(337)	(984)	10,331
Net income attributable to non-controlling interests — partners’ share of consolidated real estate ventures	5	—	—	5
Preferred share distributions	(3,450)	—	—	(3,450)
Nonforfeitable dividends allocated to unvested restricted shareholders	(177)	—	—	(177)
Net income attributable to Common Partnership Unitholders of Brandywine Operating Partnership, L.P.	$8,030	$(337)	$(984)	$6,709

Basic earnings per Common Partnership Unit:
Continuing operations	$0.04			$0.04
Diluted earnings per Common Partnership Unit:
Continuing operations	$0.04			$0.04

Basic weighted average common partnership units outstanding	181,247,530			181,247,530

Diluted weighted average common partnership units outstanding	182,134,367			182,134,367

The accompanying notes are an integral part of the unaudited pro forma consolidated financial statements.

Exhibit 99.1

Brandywine Operating Partnership, L.P.
Unaudited Pro Forma Consolidated Income Statement
For the twelve months ended December 31, 2014
(in thousands, except per share data)

	As Reported (C)	Properties Sold (D)	Other Dispositions (E)	Pro Forma
Revenue:
Rents	$483,682	$(1,452)	$(12,378)	$469,852
Tenant reimbursements	84,879	(930)	(2,441)	81,508
Termination fees	8,000	—	(30)	7,970
Third party management fees, labor reimbursement and leasing	17,200	—	—	17,200
Other	3,221	(1)	(60)	3,160
Total revenue	596,982	(2,383)	(14,909)	579,690
Operating Expenses:
Property operating expenses	177,330	(695)	(5,040)	171,595
Real estate taxes	51,844	(240)	(1,217)	50,387
Third party management expenses	6,791	—	—	6,791
Depreciation and amortization	208,569	(695)	(4,933)	202,941
General and administrative expenses	26,779	—	—	26,779
Total operating expenses	471,313	(1,630)	(11,190)	458,493
Operating income	125,669	(753)	(3,719)	121,197
Other Income (Expense):
Interest income	3,974	—	—	3,974
Historic tax credit transaction income	11,853	—	—	11,853
Interest expense	(124,329)	—	—	(124,329)
Interest expense — amortization of deferred financing costs	(5,148)	—	—	(5,148)
Interest expense — financing obligation	(1,144)	—	—	(1,144)
Recognized hedge activity	(828)	—	—	(828)
Equity in loss of real estate ventures	(790)	—	—	(790)
Net gain on disposition of real estate	4,901	—	—	4,901
Net gain on sale of undepreciated real estate	1,184	—	—	1,184
Net gain from remeasurement of investment in real estate ventures	458	—	—	458
Net loss on real estate venture transactions	(417)	—	—	(417)
Loss on early extinguishment of debt	(7,594)	—	—	(7,594)
Provision for impairment	(1,765)	—	—	(1,765)
Income (Loss) from continuing operations	6,024	(753)	(3,719)	1,552
Distribution to Preferred Units	(6,900)	—	—	(6,900)
Net loss attributable to non-controlling interests	44	—	—	44
Amount allocated to unvested restricted unitholders	(349)	—	—	(349)
Net loss attributable to Common Partnership Unitholders of Brandywine Operating Partnership, L.P.	$(1,181)	$(753)	$(3,719)	$(5,653)

Basic loss per Common Partnership Unit:
Continuing operations	$(0.01)			$(0.03)
Diluted loss per Common Partnership Unit:
Continuing operations	$(0.01)			$(0.03)

Basic weighted average common partnership units outstanding	167,942,246			167,942,246
Diluted weighted average common partnership units outstanding	167,942,246			167,942,246

The accompanying notes are an integral part of the unaudited pro forma consolidated financial statements.

Exhibit 99.1

BRANDYWINE REALTY TRUST AND BRANDYWINE OPERATING PARTNERSHIP, L.P.
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
Pro Forma Adjustments

(A)	Reflects the Company's consolidated balance sheet as of June 30, 2015, as contained in the financial statements and notes thereto presented in this Form 10-Q.

(B)	Represents the elimination of the assets and liabilities of the Property sold. These adjustments also include actual cash received at closing on September 29, 2015 of $15.8 million.
(B1) Represents net proceeds received by Brandywine upon sale of the Property.
(B2) Represents the estimated gain on sale recognized by the Company upon completion of the sale transaction as if the sale occurred as of June 30, 2015, and was calculated as follows (in thousands):

Sales Price of the Property	$16,500
Less: Estimated closing costs and other adjustments	(720)
Less: Property basis as of June 30, 2015	(10,951)
Total estimated gain as of June 30, 2015 (i)	$4,829
(i) The Company expects to record a gain on sale as of September 30, 2015 of $4.8 million.

(C)
Reflects the consolidated results of operations for the Company for the quarter ended June 30, 2015 and the year ended December 31, 2014, respectively, as contained in the financial statements in the Company's Quarterly Report on Form 10-Q and the historical financial statements contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2014.

(D)	Represents revenues and expenses of the Property sold for the six months ended June 30, 2015 and the year ended December 31, 2014.

(E)
Represents the elimination of the actual historical results of operations of the other dispositions occurring during 2015 and 2014 as if the dispositions occurred on January 1, 2014. Other dispositions consist of a five property portfolio sold on April 24, 2015 and a four property portfolio sold on August 13, 2015 that were significant under Regulation S-X. All other dispositions were not significant, individually or in aggregate, under Regulation S-X.